UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   February 26, 2016

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25505 West Twelve Mile Road
Southfield, Michigan		48034-8339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   248-353-2700

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 26, 2016, Credit Acceptance Corporation (the “Company”, “Credit Acceptance”, “we”, “our”, or “us”) entered into a $385.0 million asset-backed non-recourse secured financing (the “Financing”). The parties to the transaction are the Company, as originator, servicer and custodian, Credit Acceptance Funding LLC 2016-1, as borrower, Wells Fargo Bank, National Association, as deal agent, lender, backup servicer and collateral agent, Bank of Montreal, as lender, and the other lenders party from time to time thereto. Pursuant to the Financing, we contributed loans having a net book value of approximately $481.4 million to a wholly-owned special purpose entity that pledged the loans to institutional lenders under a loan and security agreement.

The Financing will:
•bear interest at one-month LIBOR plus 195 basis points;
•revolve for 24 months after which it will amortize based upon the cash flows on the contributed loans; and
•be used by us to repay outstanding indebtedness and for general corporate purposes.

We will receive 6.0% of the cash flows related to the underlying consumer loans to cover servicing expenses. The remaining 94.0%, less amounts due to dealers for payments of dealer holdback, will be used to pay principal and interest to the institutional lenders as well as the ongoing costs of the Financing. The Financing is structured so as not to affect our contractual relationships with our dealers and to preserve the dealers’ rights to future payments of dealer holdback.

The Financing provides for certain events, referred to as “Termination Events”, including nonpayment, misrepresentation, breach of covenants, bankruptcy and failure to maintain certain financial ratios and results, including in respect of the performance of the pledged loans. It is also a Termination Event (i) if an event with a material adverse effect occurs, (ii) if we fail to make any required payment on debt for borrowed money having a principal amount in excess of $15.0 million or default in the performance of any conditions, covenants or agreements under agreements relating to any such debt that results in such debt being (or permits such debt to be) accelerated or (iii) with respect to our role as servicer of the loans, if any “Servicer Termination Event” occurs. Upon the occurrence of any Termination Event, in addition to those described above, the creditors may, after the applicable grace period, declare the entire unpaid principal amount outstanding under the Financing and all accrued interest thereon to be immediately due and payable and exercise other remedies, including foreclosing on the collateral.

Bank of Montreal is a lender under the Company’s Sixth Amended and Restated Credit Agreement dated as of June 23, 2014, as amended. Wells Fargo Bank, National Association and/or its affiliates are lenders, agents or backup servicers under certain of our revolving secured warehouse facilities and are parties to certain of our asset-backed securities transactions.

The above summary of the terms and conditions of this transaction does not purport to be complete and is qualified in its entirety by the agreements attached as Exhibits 4.66 to 4.69 to this Form 8-K which agreements are incorporated herein by reference.

Item 8.01. Other Events.

On February 26, 2016 we issued a press release regarding the Financing. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.66	Loan and Security Agreement dated as of February 26, 2016 among the Company, Credit Acceptance Funding LLC 2016-1, Wells Fargo Bank, National Association and Bank of Montreal.

4.67	Backup Servicing Agreement dated as of February 26, 2016, among the Company, Credit Acceptance Funding LLC 2016-1, and Wells Fargo Bank, National Association.

4.68	Sale and Contribution Agreement dated as of February 26, 2016, between the Company and Credit Acceptance Funding LLC 2016-1.

4.69
Amended and Restated Intercreditor Agreement dated February 26, 2016, among the Company, CAC Warehouse Funding Corporation II, CAC Warehouse Funding LLC IV, CAC Warehouse Funding LLC V, CAC Warehouse Funding LLC VI, Credit Acceptance Funding LLC 2016-1, Credit Acceptance Funding LLC 2015-2, Credit Acceptance Funding LLC 2015-1, Credit Acceptance Funding LLC 2014-2, Credit Acceptance Funding LLC 2014-1, Credit Acceptance Funding LLC 2013-2, Credit Acceptance Funding LLC 2013-1, Credit Acceptance Auto Loan Trust 2015-2, Credit Acceptance Auto Loan Trust 2015-1, Credit Acceptance Auto Loan Trust 2014-2. Credit Acceptance Auto Loan Trust 2014-1, Credit Acceptance Auto Loan Trust 2013-2, Credit Acceptance Auto Loan Trust 2013-1, Wells Fargo Bank, National Association, Fifth Third Bank, Bank of Montreal, Flagstar Bank, FSB, and Comerica Bank.

99.1	Press Release dated February 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: March 3, 2016	By:	/s/ Douglas W. Busk
Douglas W. Busk
Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
4.66	Loan and Security Agreement dated as of February 26, 2016 among the Company, Credit Acceptance Funding LLC 2016-1, Wells Fargo Bank, National Association and Bank of Montreal.
4.67	Backup Servicing Agreement dated as of February 26, 2016, among the Company, Credit Acceptance Funding LLC 2016-1, and Wells Fargo Bank, National Association.
4.68	Sale and Contribution Agreement dated as of February 26, 2016, between the Company and Credit Acceptance Funding LLC 2016-1.
4.69
Amended and Restated Intercreditor Agreement dated February 26, 2016, among the Company, CAC Warehouse Funding Corporation II, CAC Warehouse Funding LLC IV, CAC Warehouse Funding LLC V, CAC Warehouse Funding LLC VI, Credit Acceptance Funding LLC 2016-1, Credit Acceptance Funding LLC 2015-2, Credit Acceptance Funding LLC 2015-1, Credit Acceptance Funding LLC 2014-2, Credit Acceptance Funding LLC 2014-1, Credit Acceptance Funding LLC 2013-2, Credit Acceptance Funding LLC 2013-1, Credit Acceptance Auto Loan Trust 2015-2, Credit Acceptance Auto Loan Trust 2015-1, Credit Acceptance Auto Loan Trust 2014-2. Credit Acceptance Auto Loan Trust 2014-1, Credit Acceptance Auto Loan Trust 2013-2, Credit Acceptance Auto Loan Trust 2013-1, Wells Fargo Bank, National Association, Fifth Third Bank, Bank of Montreal, Flagstar Bank, FSB, and Comerica Bank.

99.1	Press Release dated February 26, 2016.